UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Envoy Medical, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY MATERIALS
Subject to Completion

Envoy Medical, INC.
4875 White Bear Parkway
White Bear Lake, MN 55110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November [26], 2025

TO THE STOCKHOLDERS OF Envoy Medical, INC.:

Please Take Notice that Envoy Medical, Inc. (“Envoy Medical” or the “Company”) will hold a Special Meeting of Stockholders at 4875 White Bear Parkway White Bear Lake, MN 55110 on November [26], 2025 at 9:00 a.m. local time. Envoy Medical is holding this meeting for the purpose of considering and taking appropriate action with respect to the following:

1.      To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of warrants to purchase shares of the Company’s Class A Common Stock, par value $0.0001 (“Class A Common Stock”), and the issuance of Class A Common Stock underlying such warrants, pursuant to the terms of that certain securities purchase agreement by and among the Company and certain purchasers named therein, dated as of September 22, 2025, and that certain engagement letter by and between the Company and H.C. Wainwright & Co., LLC, dated as of September 17, 2025 (the “Issuance Proposal”);

2.      To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Issuance Proposal or to constitute a quorum, as described in this proxy statement (the “Adjournment Proposal”); and

3.      To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the Special Meeting.

Holders of record of Envoy Medical Class A Common Stock at the close of business on October 2, 2025 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.

By Order of the Board of Directors,
/s/ Brent Lucas
Date: October [17], 2025	Chief Executive Officer, Director

Your vote is important. To vote your shares, please vote by telephone or Internet, as directed in the Proxy Statement, or if you received a proxy card or voting instruction form by mail, please complete, sign, date and mail the proxy card or voting instruction form promptly in the envelope provided. The prompt return of proxies will save Envoy Medical the expense of further requests for proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER [26], 2025:

This Notice and the Proxy Statement are available at www.iproxydirect.com/coch and on the Investor Relations section of Envoy Medical’s website at ir.envoymedical.com.

Envoy Medical, INC.
4875 White Bear Parkway
White Bear Lake, MN 55110

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November [26], 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Envoy Medical, Inc., a Delaware corporation (“Envoy Medical,” the “Company,” “we,” “our” or “us”), for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 4875 White Bear Parkway White Bear Lake, MN 55110, at 9:00 a.m. local time on November [26], 2025.

Purposes of the Special Meeting

The purposes of the Special Meeting are:

1.      To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of warrants to purchase shares of the Company’s Class A Common Stock, par value $.0001 (“Class A Common Stock”), and the issuance of Class A Common Stock underlying such warrants, pursuant to the terms of that certain securities purchase agreement by and among the Company and certain purchasers named therein, dated as of September 22, 2025, and that certain engagement letter by and between the Company and H.C. Wainwright & Co., LLC, dated as of September 17, 2025 (the “Issuance Proposal”);

2.      To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Issuance Proposal or to constitute a quorum, as described in this proxy statement (the “Adjournment Proposal”); and

3.      To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the Special Meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Special Meeting, or on any date or dates to which the Special Meeting may be adjourned.

Notice and Access Delivery

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank, or other nominee (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about October [17], 2025 to our beneficial owners and stockholders of record who owned our Class A Common Stock at the close of business on October 2, 2025. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

You can choose to receive our future proxy materials electronically by visiting www.iproxydirect.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting www.iproxydirect.com or calling 866-752-VOTE (8683).

Solicitation

This solicitation is made by Envoy Medical, and Envoy Medical will pay the cost of soliciting proxies for the Special Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Special Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

Only holders of record of our Class A Common Stock at the close of business on October 2, 2025 will be entitled to vote at the Special Meeting or any adjournments thereof. As of October 2, 2025, there were 23,809,975 shares of our Class A Common Stock outstanding and entitled to vote. Each share of Class A Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Special Meeting.

If you are a stockholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

•        To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•        If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•        To vote over the telephone, dial toll-free 866-752-VOTE (8683) and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on November 25, 2025, to be counted.

•        To vote over the Internet, go to www.iproxydirect.com to complete an electronic proxy card. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on November 25, 2025, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials or contact your broker to request a proxy form.

Quorum

A quorum, consisting of a majority of the outstanding shares of our Class A Common Stock entitled to vote at the Special Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Special Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, such shares may be voted by the broker on “routine” matters. However, there are no “routine” matters that are expected to be presented at this meeting. As a result, your shares will not be voted at this Special Meeting unless you have given instructions to your broker prior to the Special Meeting on how to vote your shares. When the broker does not obtain direction to vote the shares, the broker’s abstention is referred to as a “broker non-vote.” Broker non-votes will be considered present for quorum purposes at the Special Meeting.

So long as a quorum is present at the beginning of the Special Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the Special Meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Special Meeting. If the Special Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Special Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

•        “FOR” the Issuance Proposal (Proposal 1).

•        “FOR” the Adjournment Proposal (Proposal 2).

If you complete and submit your proxy before the Special Meeting, the persons named as proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.

Vote Required

For the approval of each of Proposal 1 and Proposal 2 (the “Proposals”), you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock represented at the Special Meeting, either in person or by proxy, and entitled to vote is required to approve each Proposal. If you mark “Abstain” from voting with respect to each Proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the Proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to such Proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on the Proposals, they will have no effect on the outcome of the Proposals. The vote on approval of the Proposals is a binding vote, which means that the Proposals will be adopted if approved by the stockholders or not adopted if not approved by the stockholders.

Revocability of Proxies

Any person giving a proxy for the Special Meeting has the power to revoke it at any time before it is voted. If you are a record holder of your shares, you may revoke your proxy in any one of the following ways: (1) sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110; (2) submitting a properly signed proxy with a later date; (3) submitting a new vote by telephone or Internet; or (4) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them in order to find out how to revoke your proxy.

Householding

The SEC has adopted rules that permit companies and brokers, banks and other nominees to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, banks and other nominees may be “householding” Company proxy materials. This means that only one copy of the proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other nominee, (ii) direct your written request to our Chief Financial Officer, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110, or (iii) contact us at (877) 900-3277. The Company will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other nominee, or contact us at the above address or phone number.

Other Business

Our Board currently has no knowledge of any matters to be presented at the Special Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon at this Special Meeting.

PROPOSAL NO. 1
Issuance Proposal

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for (i) the exercisability of stock purchase warrants (the “Private Warrants”) to purchase up to an aggregate of 5,725,206 shares of Class A Common Stock (the “Warrant Shares”); and (ii) the exercisability of placement agent warrants (the “Placement Agent Warrants,” and, together with the Private Warrants, the “Private Placement Warrants”) to purchase up to an aggregate of (a) 143,130 shares of Class A Common Stock and (b) that number of shares equal to 7.5% of the aggregate number of shares of Class A Common Stock underlying such Private Warrants that have been exercised; and (iii) the issuance of the Class A Common Stock underlying such Private Placement Warrants, which warrants were issued in connection with an offering of securities of the Company that closed on September 23, 2025.

Background

On September 22, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with accredited and institutional investors named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell: (i) in a registered direct offering by the Company directly to the Purchasers (the “Registered Offering”) 1,908,402 shares (the “Shares”) of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), at a purchase price of $1.31 per share; and (ii) in a private placement (the “Private Placement,” and together with the Registered Offering, collectively, the “Offering”) by the Company to the Purchasers, the Private Warrants to purchase up to an aggregate of 5,725,206 shares of Class A Common Stock. The Private Placement closed on September 23, 2025.

The Private Warrants have an exercise price of $1.31 per share, are exercisable commencing on the effective date of stockholder approval (the “Stockholder Approval Date”) of the issuance of the shares issuable upon exercise of the Private Warrants (“Stockholder Approval”) and expire twenty-four months following the Stockholder Approval Date. Under the terms of the Private Warrants, the Purchasers may not exercise the warrants to the extent such exercise would cause the Purchaser, together with its affiliates and attribution parties, to beneficially own a number of shares of class a common stock which would exceed 4.99% (or, at such Purchaser’s option upon issuance, 9.99%), of the Company’s then outstanding Class A Common Stock following such exercise, excluding for purposes of such determination shares of class a common stock issuable upon exercise of such warrants which have not been exercised.

H.C. Wainwright & Co., LLC (“Placement Agent”) acted as the exclusive placement agent for the Private Placement. Pursuant to an engagement letter dated September 17, 2025 (the “Engagement Letter”), the Company agreed to issue to Placement Agent, or its designees, unregistered Placement Agent Warrants to purchase up to 7.5% of the aggregate number of the shares of common stock sold to the investors (or warrants to purchase up to 143,130 shares of Class A Common Stock) at an exercise price per share of $1.6375, which will be exercisable commencing on the Stockholder Approval Date and expire on the earlier of: (i) two years from the effective date of the Stockholder Approval and (ii) September 22, 2030. In addition, in connection with any future exercise of the Private Warrants, the Company has agreed to issue to Placement Agent or its designees additional Placement Agent Warrants to purchase that number of shares equal to 7.5% of the aggregate number of shares of Class A Common Stock underlying such Private Warrants that have been exercised.

Effect of the Issuance of the Private Placement Warrants

The potential issuance of the Private Placement Warrants and would result in an increase in the number of shares of Class A Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) – 20% Threshold

Our Class A Common Stock is listed on The Nasdaq Capital Market (“Nasdaq”) and trades under the ticker symbol “COCH.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering. The issuance of the Private Placement Warrants under the Purchase Agreement and the Engagement Letter implicated Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement for the transaction; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement for the transaction, which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d), the Private Placement Warrants are not exercisable until Stockholder Approval is obtained.

Potential Consequences if this Proposal is Not Approved

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Engagement Letter and the Purchase Agreement, as the Offering has already been completed and the Private Placement Warrants have already been issued (or will be issued upon exercise of the Private Warrants without action or approval required from the stockholders). We are only asking for approval to allow the issuance of the shares underlying the Private Placement Warrants upon exercise thereof.

The failure of our stockholders to approve this proposal will mean that we: (i) cannot permit the exercise of the Private Placement Warrants and (ii) may incur substantial additional costs and expenses.

The Private Warrants and the Placement Agent Warrants have initial exercise prices of $1.31 and $1.6375 per share, respectively. Accordingly, we would realize an aggregate of up to approximately $8.4 million in gross proceeds if all the Private Placement Warrants and Placement Agent Warrants were exercised based on such value, including the additional Placmeent Agent Warrants issuable upon exercise of all of the Private Placement Warrants. If the Private Placement Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Offering and the issuance of Private Placement Warrants, we agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the shares underlying the Private Placement Warrants. We are required to seek such approval until such time as none of the Private Placement Warrants are outstanding which could result in us seeking such approval every 90 days for five years. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations, our long-term performance and our strategic goals.

Potential Adverse Effects of the Approval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of shares of Class A Common Stock upon exercise of the Private Placement Warrants. Assuming the full exercise of the Private Placement Warrants and Placement Agent Warrants, an aggregate of 6,297,726 additional shares of Class A Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Class A Common Stock.

Further Information

The terms of the Purchase Agreement and the Offering are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreement, the Private Warrants, and the Placement Agent Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on September 23, 2025 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Stockholders are urged to carefully read these documents.

Voting Considerations

On September 4, 2025, Envoy Medical, Inc. (the “Company”) entered into a Voting and Warrant Extension Agreement (the “Voting and Extension Agreement”) with Glen A. Taylor (“Taylor”), GAT Funding, LLC (“GAT”), and Taylor Sports Group, Inc. (“Taylor Sports” and, together with GAT and Taylor, the “Taylor Parties”). GAT and Taylor Sports are controlled by Mr. Taylor who owns, directly or indirectly, approximately 43.2% of the Company’s outstanding Class A Common Stock as of October 2, 2025, and is a former director of the Company. The Voting and Extension Agreement provides, among other things that the Taylor Parties agreed to vote any shares beneficially owned by the Taylor Parties in favor of any proposal required to be approved by the Company’s stockholders to ensure compliance with certain Nasdaq Listing Rules, provided that the proposal is unanimously approved and recommended by the Board of Directors of the Company. The Taylor Parties’ voting obligations will be in effect through December 31, 2028 and will be binding on any transferees of the Class A Common Stock.

This means that the Taylor Parties have agreed to vote all shares beneficially owned by the Taylor Parties in favor of this Issuance Proposal, Proposal No. 1.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of the Company represented at the Special Meeting, either in person or by proxy, and entitled to vote is required to approve the Issuance Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE ISSUANCE PROPOSAL.

PROPOSAL NO. 2
ADJOURNMENT PROPOSAL

The Board is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Issuance Proposal (Proposal 1). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of the Company represented at the Special Meeting, either in person or by proxy, and entitled to vote is required to approve the adjournment of the Special Meeting, if necessary.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY.

Security Ownership of Certain Beneficial Owners, Executive Management and Directors

The following table sets forth information known to us regarding the beneficial ownership of the Class A Common Stock as of October 2, 2025 by:

•        each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock;

•        each current named executive officer and director of the Company; and

•        all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class A Common Stock.

The information below is based on an aggregate of 23,809,975 shares of Class A Common Stock issued and outstanding as of October 2, 2025. The table below does not reflect any possible redemptions from funds which acquired Class A Common Stock in the public markets and have not yet filed a corresponding Schedule 13G reflecting a change in ownership. In addition, the information below includes shares of Class A Common Stock issuable upon exercise of Shortfall Warrants and conversion of Series A Preferred Stock. Such shares are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five percent holders:
Anzu SPAC GP I LLC(2)	2,718,841	10.2%
Entities Affiliated with Meteora Capital, LLC(3)	3,213,023	9.9%
Glen A. Taylor(4)	14,659,614	51.8%
Named Executive Officers and Directors:
Brent T. Lucas(5)	1,140,018	4.6%
Robert Potashnick	—	*
Charles R. Brynelsen(6)	107,726	*
Michael Crowe(7)	7,813	*
Susan J. Kantor(8)	110,440	*
Mona Patel(9)	33,021	*
Janis Smith-Gomez(7)	13,021	*
All current directors and executive officers as a group (7 persons)	1,412,039	5.7%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Unless otherwise noted, the business address of each of the beneficial owners is c/o Envoy Medical, Inc., 4875 White Bear Pkwy, White Bear Lake, MN 55110.

(2)      Beneficial ownership reflects information reported by Anzu SPAC GP I LLC (“Anzu GP”) in a Schedule 13D filed by Anzu SPAC GP I on December 26, 2024. Anzu GP’s beneficial ownership includes (i) 1,849,276 shares of Class A Common Stock issuable upon the conversion of 2,126,667 shares of Series A Preferred Stock received by Anzu GP in a private exchange offer for shares of Anzu Class B Common Stock and (ii) 869,565 shares of Class A Common Stock issuable upon the conversion of an aggregate of 1,000,000 shares of Series A Preferred Stock, which were issued to AICP III L.P., Anzu Industrial Capital Partners III, L.P. and Anzu Industrial Capital Partners III QP, L.P., each an affiliate of Anzu GP. Whitney Haring-Smith, David Seldin and David Michael share voting and investment control over shares held by Anzu GP by virtue of their shared control of Anzu GP. The business address of Anzu GP is 12610 Race Track Road, Suite 250 Tampa, FL 33626.

(3)      Includes (i) 28,416 shares of Class A Common Stock held directly by Meteora Capital Partners, LP, (ii) 20,425 shares of Class A Common Stock held directly by Meteora Select Trading Opportunities Master, LP, (iii) 9,453 shares of Class A Common Stock held directly by Meteora Special Opportunity Fund I, LP, (iv) 1,030 shares of Class A Common Stock held directly by Meteora Strategic Capital, LLC, (v) 3,209,511 shares of Class A Common Stock issuable upon the exercise of the Shortfall Warrants held directly by the Meteora FPA Parties, (vi) 26,142 shares of Class A Common Stock held directly by Boothbay Absolute Return Strategies, LP and (vii) 23,046 shares of Class A Common Stock held directly by Boothbay Diversified Alpha Master Fund, LP (collectively, the “Meteora Funds”). Meteora Capital, LLC serves as investment manager to the Meteora Funds. Vik Mittal serves as the Managing Member of Meteora Capital, LLC. The Meteora FPA Parties are subject to a blocker which prevents them from exercising their Shortfall Warrants to the extent that, upon such exercise, the Meteora Funds would collectively beneficially own in excess of 9.99% of shares of Class A Common Stock outstanding as a result of the exercise.

(4)      Includes (i) 2,953,607 shares of Class A Common Stock held by Mr. Taylor directly, (ii) 2,526,058 shares of Class A Common Stock held by Taylor Sports Group of which Mr. Taylor is the owner and chairman, (iii) 4,810,384 shares of Class A Common Stock held by GAT Funding, LLC (“GAT”), which Mr. Taylor controls, (iv) 869,565 shares of Class A Common Stock issuable upon the conversion of 1,000,000 shares of Series A Preferred Stock, which were issued to GAT pursuant to the convertible promissory note that the Company entered into with GAT Funding, LLC concurrently with the Business Combination Agreement, and (v) 2,750,000 shares of Class A Common Stock issuable upon exercise of stock purchase warrants held by GAT, which were issued in connection with debt financing provided by GAT to the Company.

(5)      Includes (i) 200,780 shares of Class A Common Stock held directly by Mr. Lucas, (ii) 812,546 shares of Class A Common Stock issuable upon exercise of stock options, (iii) 110,987 shares of Class A Common Stock issuable upon exercise of Public Warrants, (iv) 1,972 shares of Class A Common Stock held by Mr. Lucas’s spouse, (v) 5,991 shares of Class A Common Stock held by the Brent T. Lucas Irrevocable Trust of which Mr. Lucas is a beneficiary, and (vi) 12,720 shares of Class A Common Stock held by the Brent T. Lucas Family Education Trust of which Mr. Lucas’ children are beneficiaries and Mr. Lucas is a trustee.

(6)      Includes 57,726 shares issuable upon exercise of stock options.

(7)      Represents shares issuable upon exercise of stock options.

(8)      Includes 32,553 shares issuable upon exercise of stock options.

(9)      Includes 13,021 shares issuable upon exercise of stock options.

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2026 Annual Meeting, must satisfy the requirements set for in the advance notice provision under our Bylaws. To be timely submitted for our 2026 Annual Meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on January 28, 2026 and the close of business on February 27, 2026. If the date of the 2026 Annual Meeting is advanced more than 30 days prior to or delayed by more than 70 days after the first anniversary of the 2025 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. Notice sent to the Company must comply with the requirements set forth in the Company’s Bylaws. You are advised to review the Company’s Bylaws, and due to the complexity of the respective rights of the stockholders and the Company in this area, you are advised to consult with your legal counsel with respect to such rights.

In addition to satisfying the foregoing provisions of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Exchange Act no later than March 29, 2026, which is 60 days prior to the anniversary of the 2025 Annual Meeting.

In addition, any stockholder proposal intended to be included in the proxy statement for the 2026 Annual Meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 19, 2025. If the date of the 2026 Annual Meeting is moved by more than 30 days from the first anniversary of the 2025 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

By Order of the Board of Directors:
/s/ Brent T. Lucas
Chief Executive Officer, Director

Dated: October [17], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON November [26], 2025.

The Notice and Proxy Statement are available at
www.iproxydirect.com/coch and on the Investor Relations section of Envoy Medical’s website at ir.envoymedical.com.

ANNEX A

ENVOY MEDICAL, INC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – NOVEMBER 26, 2025, AT 9:00 AM CENTRAL TIME AT 4875 WHITE BEAR PARKWAY; WHITE BEAR LAKE, MN 55110 CONTROL ID: REQUEST ID: The undersigned, a stockholder of Envoy Medical Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint each of Brent Lucas and David Wells proxy, with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders of the Company to be held at 4875 White Bear Parkway; White Bear Lake, MN 55110, on November 26, 2025, beginning at 9:00 a.m., Central Time, or at any adjournment or postponement thereof, and there to vote, as designated below. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/COCH PHONE: 1-866-752-VOTE(8683) Please ensure you fold then detach and retain this portion of this Proxy

Annex A-1

SPECIAL MEETING OF THE STOCKHOLDERS OF ENVOY MEDICAL, INC PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR AGAINST ABSTAIN To approve, for purposes of complying with Nasdaq listing Rule 5635(d), the issuance of shares of Class A Common Stock pursuant to stock purchase warrants issued under the Securities Purchase Agreement, dated September 22, 2025, between the Company and the purchasers named therein, and that certain engagement letter by and between the Company and H.C. Wainwright & Co., LLC, dated as of September 17, 2025. CONTROL ID: REQUEST ID: Proposal 2 FOR AGAINST ABSTAIN To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Issuance Proposal or to constitute a quorum, as described in this proxy statement. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ PROPOSALS 1AND 2 MARK HERE FOR ADDRESS CHANGE New Address (if applicable): IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: , 2025 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)

Annex A-2